Exhibit 10.4

AMENDMENT TO
COMMERCIAL CREDIT AGREEMENT

THIS AMENDMENT TO COMMERCIAL CREDIT AGREEMENT (this “Agreement”) is made as of the        day of April, 2009, by and among:

(I)                                    TVI CORPORATION, a Maryland corporation (“TVI”), CAPA MANUFACTURING CORP., a Maryland corporation (“Capa”), SAFETY TECH INTERNATIONAL, INC., a Maryland corporation (“Safety Tech”), and SIGNATURE SPECIAL EVENT SERVICES, INC., a Maryland corporation, formerly named “TVI Holdings One, Inc.” (“Signature TVI”), jointly and severally (each of TVI, Capa, Safety Tech, and Signature TVI, is referred to in this Agreement individually as a “Debtor” and collectively in this Agreement as the “Debtors”); and

(II)                                BB&T FINANCIAL, FSB, successor to BB&T Bankcard Corporation (“BB&T FSB”).

RECITALS

A.           On or about November 9, 2006, Signature TVI applied to BB&T FSB for a $100,000 credit line (as such credit line was ultimately issued to Signature TVI, and as the same may have been amended, increased, decreased or otherwise modified, the “Signature TVI Commercial Credit Line #1”), pursuant to, among other things, a BB&T Bankcard Corporation Commercial Card Application dated as of November 9, 2006 from Signature TVI to BB&T FSB (as amended, restated, modified, substituted, extended, and renewed from time to time, the “Signature TVI Commercial Credit Application #1”).  The Signature TVI Commercial Credit Application #1, this Agreement and any other instrument, agreement, application or document previously, simultaneously or hereafter executed and delivered by Signature TVI, any guarantor and/or any other person or entity, singly or jointly with another person or entity, evidencing, securing, guarantying or in connection with the Signature TVI Commercial Credit Application #1, the Signature TVI Commercial Credit Line #1 and/or any credit cards, credit card processing services, debit cards, purchase cards related thereto, as the same may be amended, restated, substituted, replace or otherwise modified from time to time, are collectively referred to herein as the “Signature TVI Commercial Credit Agreement #1”.  All present and future indebtedness, duties, obligations, and liabilities, including, without limitation, all obligations and liabilities relating to any and all credit cards, credit card processing services, debit cards and purchase cards related to the Signature TVI Commercial Credit Line #1, whether now existing or contemplated or hereafter arising, of Signature TVI, any guarantor and/or any other person or entity, to BB&T FSB under or in connection with the Signature TVI Commercial Credit Line #1 and/or the Signature TVI Commercial Credit Agreement #1, regardless of whether such indebtedness, duties, obligations, and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent are collectively referred to herein as the “Signature TVI Commercial Credit Agreement #1 Obligations”.

B.             On or about November 9, 2006, Signature TVI applied to BB&T FSB for a $250,000 credit line (as such credit line was ultimately issued to Signature TVI, and as the same may have been amended, increased, decreased or otherwise modified, the “Signature TVI Commercial Credit Line #2”), pursuant to, among other things, a BB&T Bankcard Corporation Commercial Card Application dated as of November 9, 2006 from Signature TVI to BB&T FSB (as amended, restated, modified, substituted, extended, and renewed from time to time, the “Signature TVI Commercial Credit Application #2”).  The Signature TVI Commercial Credit Application #2, this Agreement and any other instrument, agreement, application or document previously, simultaneously or hereafter executed and delivered by Signature TVI, any guarantor and/or any other person or entity, singly or jointly with another person or entity, evidencing, securing, guarantying or in connection with the Signature TVI Commercial Credit Application #2, the Signature TVI Commercial Credit Line #2 and/or any credit cards, credit card processing services, debit cards, purchase cards related thereto, as the same may be amended, restated, substituted, replace or otherwise modified from time to time, are collectively referred to herein as the “Signature TVI Commercial Credit Agreement #2”.  All present and future indebtedness, duties, obligations, and liabilities, including, without limitation, all obligations and liabilities relating to any and all credit cards, credit card processing services, debit cards and purchase cards related to the Signature TVI Commercial Credit Line #2, whether now existing or contemplated or hereafter arising, of Signature TVI, any guarantor and/or any other person or entity, to BB&T FSB under or in connection with the Signature TVI Commercial Credit Line #2 and/or the Signature TVI Commercial Credit Agreement #2, regardless of whether such indebtedness, duties, obligations, and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent are collectively referred to herein as the “Signature TVI Commercial Credit Agreement #2 Obligations”.

C.             On or about November 9, 2006, TVI applied to BB&T FSB for a $150,000 credit line (as such credit line was ultimately issued to TVI, and as the same may have been amended, increased, decreased or otherwise modified, the “TVI Commercial Credit Line #1”), pursuant to, among other things, a BB&T Bankcard Corporation Commercial Card Application dated as of November 9, 2006 from TVI to BB&T FSB (as amended, restated, modified, substituted, extended, and renewed from time to time, the “TVI Commercial Credit Application #1”).  The TVI Commercial Credit Application #1, this Agreement and any other instrument, agreement, application or document previously, simultaneously or hereafter executed and delivered by TVI, any guarantor and/or any other person or entity, singly or jointly with another person or entity, evidencing, securing, guarantying or in connection with the TVI Commercial Credit Application #1, the TVI Commercial Credit Line #1 and/or any credit cards, credit card processing services, debit cards, purchase cards related thereto, as the same may be amended, restated, substituted, replace or otherwise modified from time to time, are collectively referred to herein as the “TVI Commercial Credit Agreement #1”.  All present and future indebtedness, duties, obligations, and liabilities, including, without limitation, all obligations and liabilities relating to any and all credit cards, credit card processing services, debit cards and purchase cards related to the TVI Commercial Credit Line #1, whether now existing or contemplated or hereafter arising, of TVI, any guarantor and/or any other person or entity, to BB&T FSB under or in connection with the TVI Commercial Credit Line #1 and/or the TVI Commercial Credit Agreement #1, regardless of whether such indebtedness, duties, obligations, and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent are collectively referred to herein as the “TVI Commercial Credit Agreement #1 Obligations”.

D.            On or about November 9, 2006, TVI applied to BB&T FSB for a $250,000 credit line (as such credit line was ultimately issued to TVI, and as the same may have been amended, increased, decreased or otherwise modified, the “TVI Commercial Credit Line #2”), pursuant to, among other things, a BB&T Bankcard Corporation Commercial Card Application dated as of November 9, 2006 from TVI to BB&T FSB (as amended, restated, modified, substituted, extended, and renewed from time to time, the “TVI Commercial Credit Application #2”).  The TVI Commercial Credit Application #2, this Agreement and any other instrument, agreement, application or document previously, simultaneously or hereafter executed and delivered by TVI, any guarantor and/or any other person or entity, singly or jointly with another person or entity, evidencing, securing, guarantying or in connection with the TVI Commercial Credit Application #2, the TVI Commercial Credit Line #2 and/or any credit cards, credit card processing services, debit cards, purchase cards related thereto, as the same may be amended, restated, substituted, replace or otherwise modified from time to time, are collectively referred to herein as the “TVI Commercial Credit Agreement #2”.  All present and future indebtedness, duties, obligations, and liabilities, including, without limitation, all obligations and liabilities relating to any and all credit cards, credit card processing services, debit cards and purchase cards related to the TVI Commercial Credit Line #2, whether now existing or contemplated or hereafter arising, of TVI, any guarantor and/or any other person or entity, to BB&T FSB under or in connection with the TVI Commercial Credit Line #2 and/or the TVI Commercial Credit Agreement #2, regardless of whether such indebtedness, duties, obligations, and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent are collectively referred to herein as the “TVI Commercial Credit Agreement #2 Obligations”.

E.              As used in this Agreement: (1) the term “Commercial Credit Line” means, collectively, the Signature TVI Commercial Credit Line #1, the Signature TVI Commercial Credit Line #2, the TVI Commercial Credit Line #1 and the TVI Commercial Credit Line #2; (2) the term “Commercial Credit Agreement” means, collectively, the Signature TVI Commercial Credit Agreement #1, the Signature TVI Commercial Credit Agreement #2, the TVI Commercial Credit Agreement #1 and the TVI Commercial Credit Agreement #2; and (3) the term “Commercial Credit Agreement Obligations” means, collectively, the Signature TVI Commercial Credit Agreement #1 Obligations, the Signature TVI Commercial Credit Agreement #2 Obligations, the TVI Commercial Credit Agreement #1 Obligations and TVI Commercial Credit Agreement #2 Obligations.

F.              The Debtors have commenced the Chapter 11 Case (as defined in the Post-Petition Financing Agreement (defined below)). Each of the Debtors remains in possession of its assets and business and is currently acting as a debtor in possession under 11 U.S.C. §1107.

G.             The Debtors and Branch Banking and Trust Company have entered or shall enter into a certain Agreement for Post-Petition Financing (as the same may be amended, restated, substituted, replaced or otherwise modified from time to time, the “Post-Petition Financing Agreement”).

H.            Due to the commencement of the Chapter 11 Case, BB&T FSB is not willing to continue to make advances under the Commercial Credit Line, unless and until (1) the Debtors enter into this Agreement, which, among other things, reduces the amount of credit available to the Debtors under the Commercial Credit Line and otherwise amends the terms of the

Commercial Credit Agreement and (2) this Agreement is approved by the Bankruptcy Court (as that term is defined in the Post-Petition Financing Agreement) as set forth in the Financing Order (as that term is defined in the Post-Petition Financing Agreement).

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Debtors and BB&T FSB hereby agree as follows:

1.                                       The Debtors and BB&T FSB hereby agree that the Recitals and the preamble above, including, without limitation, the defined terms contained therein, are a part of this Agreement.

2.                                       The Debtors represent and warrant to BB&T FSB as follows:

(a)          Each of the Debtors is a corporation duly organized, validly existing and in good standing under the laws of the state in which it was organized.

(b)         Each of the Debtors has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement.

(c)          The person signing on behalf of each of the Debtors is authorized to do so.

(d)         The Commercial Credit Agreement, as amended by this Agreement, remains in full force and effect, and constitutes the valid and legally binding obligation of the Debtors, enforceable in accordance with its terms, except that this Agreement is subject to the approval of the Bankruptcy Court as set forth in the Financing Order.

3.                                       Each of the Debtors hereby (a) ratifies, assumes, adopts and agrees to be bound by the Commercial Credit Agreement, as amended by this Agreement, in accordance with the terms thereof, and (b) agrees to pay all of the Commercial Credit Agreement Obligations in accordance with the terms of the Commercial Credit Agreement, as amended by this Agreement.  The Commercial Credit Agreement, as amended by this Agreement, is incorporated herein by reference and hereby is and shall be deemed adopted and assumed in full by the Debtors, as the Debtors and the Debtors-in-Possession, and considered as agreements by and among the Debtors and BB&T FSB.

4.                                       The Debtors and BB&T FSB hereby agree that the Commercial Credit Card Agreement shall be amended to provide as follows:

(a)          Notwithstanding anything contained in the Commercial Credit Agreement to the contrary, commencing on the date of this Agreement: (i) the maximum amount of the Signature TVI Commercial Credit Line #1 shall be, and is hereafter limited to, $25,000; (ii) the maximum amount of the Signature TVI Commercial Credit Line #2 shall be, and is hereafter limited to, $25,000; (iii) the maximum amount of the TVI Commercial Credit Line #1 shall be, and is hereafter limited to, $50,000; and (iv) the maximum amount of the TVI Commercial Credit Line #2 shall be, and is hereafter limited to, $50,000.

(b)         Notwithstanding anything contained in the Commercial Credit Agreement to the contrary, unless the Commercial Credit Agreement provides for earlier payment, the Debtors shall pay all of the then outstanding Commercial Credit Agreement Obligations in full on the last day of each calendar month.

(c)          Without limiting any provisions of the Commercial Credit Agreement that provides for earlier termination or expiration, all of the Commercial Credit Agreement Obligations shall be due and payable in full and the Commercial Credit Line shall expire and terminate upon the occurrence of the Termination Date (as defined in the Post-Petition Financing Agreement.

5.                                       The Debtors agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Commercial Credit Agreement Obligations.

6.                                       The Debtors acknowledge and warrant that BB&T FSB has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Debtors in connection with this Agreement and generally in connection with the Commercial Credit Agreement and the Commercial Credit Agreement Obligations, the Debtors hereby waiving and releasing any claims to the contrary.

7.                                       The Debtors and BB&T FSB hereby agree that, notwithstanding anything contained in this Agreement, the Commercial Credit Agreement, the Post-Petition Financing Agreement or any of the Financing Documents (as defined in the Post-Petition Financing Agreement) to the contrary: (a) a default under this Agreement after giving effect to any applicable notice, cure or grace period provided herein shall be a default and an event of default under the Commercial Credit Agreement; (b) a default or event of default under this Agreement or the Commercial Credit Agreement after giving effect to any applicable notice, cure or grace period provided herein or therein shall be an Event of Default under the Post-Petition Financing Agreement; and (c) an Event of Default under the Post-Petition Financing Agreement shall be a default and an event of default under this Agreement and the Commercial Credit Agreement.

8.                                       Notwithstanding anything to the contrary contained herein or in the Commercial Credit Agreement, the commencement and continuation of the Chapter 11 Case and the existence of the Pre-Petition Defaults (as defined in the Post-Petition Financing Agreement) shall be excluded in the determination as to whether a default or event of default under the Commercial Credit Agreement exists for purposes of BB&T FSB continuing to make advances under the Commercial Credit Line and otherwise continuing to provide the credit accommodations set forth in the Commercial Credit Agreement.  Notwithstanding anything to the contrary contained herein or in the Commercial Credit Agreement, BB&T FSB hereby agrees that BB&T FSB shall not terminate the Commercial Credit Line or accelerate the Commercial Credit Agreement Obligations solely due to the existence of the Pre-Petition Defaults, provided, however, that notwithstanding the foregoing, BB&T FSB shall have no obligation to forbear from terminating the Commercial Credit Line or accelerating the Commercial Credit Agreement Obligations upon the occurrence and during the continuance of (a) any Event of Default under the Post-Petition

Financing Agreement other than such Pre-Petition Defaults or (ii) a default or event of default under the Commercial Credit Agreement that permits or allows BB&T FSB to terminate the Commercial Credit Line or accelerate the Commercial Credit Agreement Obligations other than the Pre-Petition Defaults.  Notwithstanding the existence of the Pre-Petition Defaults or anything else contained in this Agreement or in the Commercial Credit Agreement to the contrary, BB&T FSB has not waived, and shall not be deemed to waive for any reason whatsoever, any default or events of default under the Commercial Credit Agreement that are part of, and contained in, the definition of Pre-Petition Defaults, including, without limitation, the execution and delivery of this Agreement or the BB&T FSB’s making of, or any agreement to make, any loans, advances or the credit accommodations under this Agreement or under the Commercial Credit Agreement.

9.                                       It is an express condition precedent to the effectiveness of this Agreement and the ability of the Debtors to obtain any loans, advances or other credit accommodations under the Commercial Credit Agreement after the Petition Date (as defined in the Post-Petition Financing Agreement), that all Commercial Credit Agreement Obligations arising before the Petition Date (collectively, the “Pre-Petition Commercial Credit Agreement Obligations”) shall have been indefeasibly paid in full in cash.  If at any time any payment, or portion of such Pre-Petition Commercial Credit Agreement Obligations, made by, or for the account of, the Debtors is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by BB&T FSB to any Debtor under any insolvency, bankruptcy or other federal and/or state laws or as a result of the Chapter 11 Case or any other dissolution, liquidation or reorganization of any Debtor or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, any Debtor or any substantial part of its properties or assets, the Debtors hereby agree that, in the sole and absolute discretion of BB&T FSB, the Commercial Credit Line shall immediately expire and terminate, all amounts thereunder shall be immediately due and payable in full.

10.                                 The Debtors and BB&T FSB hereby acknowledge and agree that:  (a) this Agreement is the “Amended Commercial Credit Agreement” defined in the Post-Petition Financing Agreement; (b) this Agreement is one of the “Financing Documents” as defined in the Post-Petition Financing Agreement and the Financing Order; and (c) the Debtors obligations and liabilities hereunder and the other Commercial Credit Agreement Obligations are “Obligations” as that term is defined in the Post-Petition Financing Agreement.

11.                                 This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument.  The parties agree that their respective signatures may be delivered by fax.  Any party who chooses to deliver its signature by fax agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

[Signatures Begin on Next Page]

BB&T FSB’S SIGNATURE PAGE TO AMENDMENT TO
COMMERCIAL CREDIT AGREEMENT

(Page 1 of 2 Signature Pages)

IN WITNESS WHEREOF, BB&T FSB has executed this Agreement as of the date and year first written above.

WITNESS:	BB&T FSB:

BB&T FINANCIAL, FSB

/s/ Benjamin D. Horowicz	By:	/s/ Derek Whitwer		(Seal)
Benjamin D. Horowicz		Name:	Derek Whitwer	,
		Title:	Senior Vice President

[Debtors’ Signatures Follow On Next Page]

DEBTORS’ SIGNATURE PAGE TO AMENDMENT TO
COMMERCIAL CREDIT AGREEMENT

(Page 2 of 2 Signature Pages)

WITNESS:	DEBTORS:

TVI CORPORATION,
Debtor-in-Possession

/s/ Sherri Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Harley A. Hughes,
President and Chief Executive Officer

CAPA MANUFACTURING CORP.,
Debtor-in-Possession

/s/ Sherri Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Harley A. Hughes,
President

SAFETY TECH INTERNATIONAL, INC.,
Debtor-in-Possession

/s/ Sherri Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Harley A. Hughes,
President

SIGNATURE SPECIAL EVENT SERVICES,
INC., Debtor-in-Possession

/s/ Sherri Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Harley A. Hughes,
President